UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2022 (November 2, 2022)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	EVERSOURCE ENERGY (a Massachusetts voluntary association) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone: (800) 286-5000	04-2147929

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (800) 286-5000	06-0303850

1-02301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone: (800) 286-5000	04-1278810

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (800) 286-5000	02-0181050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Eversource Energy	Common Shares, $5.00 par value per share	ES	New York Stock Exchange
The Connecticut Light and Power Company	None	N/A	N/A
NSTAR Electric Company	None	N/A	N/A
Public Service Company of New Hampshire	None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Conditions.

On November 2, 2022, Eversource Energy issued a news release announcing its unaudited results of operations for the third quarter and nine months ended September 30, 2022 and related financial information for certain of its subsidiaries as of and for the same period. A copy of the news release and related unaudited financial reports are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference thereto.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) nor incorporated by reference in any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act of 1933, as amended (the “Securities Act”), unless specified otherwise.

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure.

On November 3, 2022, Eversource Energy will webcast a conference call with financial analysts during which senior management will discuss the company’s financial performance through the third quarter of 2022. The webcast will be accessible from the Investors section of the Eversource Energy website at www.eversource.com. Attached as Exhibit 99.3 and incorporated herein by reference are the slides to be discussed by Eversource Energy during the conference call.

The information contained in this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” with the SEC nor incorporated by reference into any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act, unless specified otherwise.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	News Release of Eversource Energy dated November 2, 2022.
99.2	Financial Report for the three and nine months ended September 30, 2022.
99.3	November 3, 2022 presentation slides.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (Registrants)

November 2, 2022	By:	/s/ John M. Moreira
John M. Moreira
Executive Vice President, Chief Financial Officer and Treasurer